Exhibit 10.04
REVOLVING NOTE
Atlanta, Georgia
$2,000,000
September 23, 2008
     FOR VALUE RECEIVED, each of the undersigned (each individually a “Borrower” and collectively, the “Borrowers”), HEREBY PROMISES TO PAY to the order of CHATHAM INVESTMENT FUND III, LLC and CHATHAM INVESTMENT FUND III QP, LLC (collectively, “Lender”), at the offices of CHATHAM CREDIT MANAGEMENT III, LLC, a Georgia limited liability company, as Agent (“Agent”), at its address set forth in Section 9.3 of the Credit Agreement, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWO MILLION DOLLARS ($2,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made by Lender to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.
     This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of September ___, 2008 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lenders and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrowers.
     The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.
     If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.
     Time is of the essence of this Revolving Note.
     Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Borrowers: BROOKSIDE TECHNOLOGY PARTNERS, INC.
By:
Name:	Michael Nole
Title:	CEO

U.S. VOICE & DATA, LLC
By:
Name:	Michael Fischer
Title:	CEO

STANDARD TEL ACQUISITIONS, LLC
By:
Name:	Michael Nole
Title:	Managing Member

TRANS-WEST NETWORK SOLUTIONS, INC. d/b/a STANDARD TEL
By:
Name:	Michael Nole
Title:	CEO

STANDARD TEL NETWORKS, LLC
By:
Name:	Michael Nole
Title:	Managing Member

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